Exhibit 99.1

Investor Presentation Fall 2016

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of September 22, 2016. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to September 22, 2016. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance Other 22%  #1 North American specialty distributor of interior construction products (1) - 13% market share in wallboard - 14% market share in ceilings Residential ~40% Steel Framing 15% Ceilings 16% Wallboard 47%  Critical link between suppliers and highly fragmented customer base Commercial ~60% Net Sales(2) ($ in millions, April FYE) Adjusted EBITDA (3)  National scale combined with local expertise $1,956 $1,858 $161 $150  One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs $8 FY-12FY-13FY-14FY-15 FY-16 LTM Q1 17 FY-12FY-13FY-14 FY-15 FY-16 LTM Q1 17  Substantial diversification across customers, geographies and end markets (1) (2) (3) Based on FY2015 results. Wallboard share based on volume. Ceilings share based on sales Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. FY 2015, FY 2016 and FY17 Q1 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million and $11.3 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q1 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. 3 % Margin (3) 3.3%5.0%6.4%6.7%7.4%7.7% % Growth 12%17%16%16%18%20% $11 $114 $12 $150 $138 $87 $106 $58 $32 $1,570 $1,353 $1,162 $991 CAGR: 44% (3) CAGR: 17% Net Sales Breakdown (FY 2016) GMS Overview

National Platform With Local Presence And Independent Brands  GMS has an integrated national platform, but operates through over 40 local brands that are highly regarded in their markets  Branch managers are empowered and incentivized to run operations like entrepreneurs within parameters of the overall business model - GMS’s model ensures customer and product decisions are made by the individual with the best local market knowledge  GMS’s model generates significant economies of scale, while maintaining the high service levels, entrepreneurial culture, and the customer intimacy of a local business 4 Representative Local Brands GMS combines the benefits of national scale with a local “go-to-market” strategy

Product Overview  Primarily consists of complementary interior construction products, including joint compound, finishing materials, tools and fasteners, safety products and EIFS (exterior insulation and finishing system)   #1 Market Position Suspended ceiling systems primarily comprised of mineral fiber, ceiling tile and grid Architectural specialty ceilings systems  Steel framing products for interior walls Sold into commercial applications, typically as part of a package with wallboard, ceilings and other products   #1 Market Position Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects Exterior wallboard          Adhesives EIFS Insulation Joint compound and plaster Safety equipment Tools and fasteners  Various types of wallboard including: 1/2 inch standard (residential), 5/8 inch fire rated (commercial), foil backed, lead lined, moisture resistant, mold resistant and vinyl covered  Acoustical ceiling tiles (standard and architectural specialty) Clips Covered fiberglass Ceiling tile grid Hangers      Drywall steel Flat stock Plastering steel Structural framing Studs and track     5 Products Description Other Products Steel Framing Ceilings Wallboard

A One-Stop-Shop for the Interior Contractor  GMS Serves as a Critical Link Between Suppliers and a Highly Fragmented Customer Base - Specialty wallboard distributors lead the wallboard distribution channel with ~65% - Specialty distributors account for ~90% of ceilings distribution channel Steel Framing Fasteners Joint Compound Wallboard Ceilings Tools Safety Products Insulation (1) Based on management estimates. Highlighted boxes indicate channels in which GMS competes. 6 Other (~10%) Specialty Distributors (~90%) Big Box Retailers (~20%) Lumberyards (~15%) Specialty Distributors (~65%) Wallboard Ceilings Channel (1) Key manufacturers “One-stop-shop” for the Interior Contractor GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings, steel framing and all the ancillary products needed to complete the job

Highly Attractive Industry Structure  Number of North American suppliers declined from 12 in late 1990s to 7 today  The top 4 represent ~76% of the market (1)  Highly consolidated supplier base  Average price increase of ~4% annually since 2007 (2)  GMS maintains a strong, long-standing relationship with the supplier of the leading ceiling tile brand, with exclusivity in many of GMS’s markets Other 5% 4% 15% 10% 26% 10% 13% 55% 25% 21% 16% Source: Management estimates. (1) (2) Based on 2015 financials. Based on USG Corporation’s public filings and our management estimates. 7 Top 3 represent ~95% Wallboard Ceilings Consolidated supplier base focused on price and margin optimization

Leading Specialty Distributor Poised for Continued Growth  Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings  Differentiated Service Model Drives Market Leadership  Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage  Capitalizing on Large, Diverse End Markets Poised for Continued Growth  Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 8

Market Leader with Scale Advantages #1 position in wallboard and ceilings with 13% and 14% market share, respectively  National scale and leading market positions drive:  - - - Purchasing advantage over smaller competitors Access to market leading ceilings (with exclusivity in many markets) and wallboard brands Ability to sell to large homebuilders and commercial contractors on a national basis #1 Market Position Market Share Gains Advantageous Purchasing Greater Product Availability & Resources for Investment Differentiated Service Model GMS Branch Locations GMS Headquarters (1) Source: Gypsum Association and GMS data. 9 National Scale Combined With Local Expertise Virtuous Cycle Creates Defensible Market Position GMS’s scale creates sustainable competitive advantages that are expected to reinforce its market position and lead to further market share gains

Differentiated Service Model Drives Market Leadership reaching the end customer support, expertise, and sourcing Weight And Delivery Requirements Model execution technology and equipment 10 Logistics Execution is Critical Given  Reputation for best-in-class delivery  Strong processes, sequenced loading, coordinated delivery, and leading  Customized delivery plan and unique degree of quality control Superior Safety Track Record is Highly Valued by Customers Network of Regional Safety Managers  Strict and consistent safety procedures  Safety protocol critical to larger commercial contractor customers Approximately 600 Salespeople Helping Customers Succeed in the Market Place  Deep technical expertise and knowledge of local markets  Key intermediary for suppliers in  Provides business development, bid Breadth of Product Availability Differentiates GMS from Smaller Competitors  Ensures product availability  Access to latest product innovations; significant customer for its top suppliers  Leading ceiling tile line with exclusivity in certain markets GMS believes it sets the industry standard in product availability, customer support, delivery execution and safety; this differentiated service model has driven attractive gross profit margins

Multiple Levers to Drive Growth ($ in millions, April FYE) $1,956 $1,858  Continued Market Share Gains  Greenfield Branch Openings CAGR: 44% $161 $150 $8 $991  Strategic Acquisition Opportunities in Highly Fragmented Market FY-12 FY-13 FY-14FY-15 FY-16 LTM Q1 17 FY-12 FY-13 FY-14 FY-15 FY-16 LTM Q1 17  End Market Recovery and Expansion 9.4% 8.8% 8.6%  Operating Leverage  Operational Excellence CY2010 Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. CY2011 CY2012 CY2013 CY2014 (3) CY2015 (4) (1) (2) FY 2015, FY 2016 and FY17 Q1 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million and $11.3 million, respectively, from entities acquired in FY 2015, FY 2016 and FY17 Q1 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. Includes the wallboard volume from entities acquired in FY 2015 assuming they were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in FY 2016 assuming that the entities were acquired on January 1, 2015. (3) (4) 11 Margin Expansion ’10–’15 share gain: ~450 bps 13.1% 11.1% 9.9% Market Growth GMS Wallboard Market Share % Margin(2) 3.3%5.0%6.4%6.7%7.4%7.7% % Growth 12%17%16%16%18%20% Strategic Acquisitions $11 $114 $12 $150 $138 $87 $106 $58 $32 $1,570 $1,353 $1,162 (2) CAGR: 17% Organic Growth Net Sales (1) Adjusted EBITDA (2) Strong track record of executing profitable growth strategy

Strong History of Market Share Gains GMS Wallboard Market Share Significant Competitive Advantages: Scale and leading market positions drive competitive advantage 21.7% (3) CY2015 13.1% Breadth of product availability and access to leading brands and latest product innovations 17.3% (2) CY2014 Highly trained workforce delivering differentiated service offering 11.1% High degree of logistics capabilities and expertise, and best-in-class execution 14.8% CY2013 9.9% Initiatives: 17.3% Continue to expand retail showroom network within its branches  CY2012 9.4% Capitalize and expand on its national homebuilder relationships  2.4% CY2011 8.8% 8% Continue to strengthen relationships with manufacturers and customers via GMS’s national sales expo and similar events  GMS Wallboard Volume Growth North American Wallboard Volume Growth Deliver the latest product innovations in order to continue to provide holistic solutions to its customers  (1) (2) (3) Source: Gypsum Association and GMS data. Includes the wallboard volume from entities acquired in fiscal 2015 assuming that the entities were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in fiscal 2016 assuming that the entities were acquired on January 1, 2015. 12 2.6% 4.9% 8.4% 10.0% 0. Above Market Growth (1) Organic Growth Drivers GMS has a proven history of growing faster than the market and gaining share

Attractive Acquirer with Significant Consolidation Opportunity Acquisition Rationale Industry Structure:  Large, highly fragmented industry comprised of ~400 competitors  Similar business operations enable efficient integration  Limited number of scaled players  LTM Sales of $52.9 million  Strategic entrance into south Florida  Founded in 2008, OBS is a leading supplier of wallboard and related construction products to the south Florida marketplace. OBS has developed a strong reputation for customer service and fits nicely with the GMS culture September 1, 2016 3 Branches  LTM Sales of $46.8 million  Strategic entrance into the greater Philadelphia metropolitan area  Over its 20+ year operating history, SKBM has built an extremely strong reputation for customer service in the market which has garnered significant respect for its management team and also makes it a great fit with GMS core values Acquisition Strategy:  Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities  Fit GMS culture and platform  Deliver scale benefits  Attractive purchase price multiples  Dedicated M&A team August 29, 2016 1 Branch  LTM Sales of $26.7 million  Founded in 2009, RW is a leading supplier of wallboard and related construction products to the greater Arizona and southwestern Colorado markets  Given its locations in Arizona and southwestern Colorado, RW has a strong commercial and multi-family residential focus which dovetails nicely with GMS’s existing operations July 5, 2016 3 Branches  LTM Sales of $8.5 million  Founded in the early 1970s, W&CS is a leading supplier of wallboard and related construction products to the Seattle, WA and greater Puget Sound marketplaces  Given its location in Seattle, WA, W&CS has a strong commercial and multi-family residential focus which complements GMS’s Pipeline:  The majority of the market is comprised of local, independent competitors representing significant opportunity May 2, 2016 1 Branch existing position in the market  Maintain active dialogue with many potential targets at any given time 13 FY 2017 GMS Acquisitions Acquisition Strategy Employee-centric culture and industry track record positions GMS to drive additional growth through acquisitions

Significant Opportunity to Further Expand the Platform GMS has a demonstrated history of successful expansion through greenfields and acquisitions GMS has no presence in just over 40% of the top 100 MSAs in the U.S. Significant opportunity for share gains in new and existing markets over time    Canada WA ME MT ND VT MN OR ID NH MA WI NY SD MI RI CT WY NJ PA IA NE NV OH DE DC MD UT IN IL WV CA KS VA CO KY MO NC TN AZ OK SC AR NM MS GA AL TX LA AK FL HI (1) GMS currently has limited or no branches in the areas identified as an MSA with no GMS presence. There can be no assurance that GMS will be able to expand into any of these areas. Additionally, in the event GMS takes measures to expand into these areas, there can be no assurance that GMS will be successful, and any such expansion will be subject to several risks including those discussed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended April 30, 2016. 14 Current GMS Branch MSA with limited or no GMS Presence(1) GMS has a significant opportunity to expand its geographic footprint in under-served and under-penetrated markets through greenfields and acquisitions on Large and Diverse End GMS's business mix is diversified across commercial and residential as well as new construction and R&R end markets, all of which are expected to continue to see robust growth New Commercial Construction • End markets still well below historic levels (million square feet) 2,000 New Commercial -(44%) below prior peak Long-Term Average 1,500 New Residential -(46%) below prior peak - t-1,000 Significant R&R exposure, well below prior peak • 500 0 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 • New Commercial Construction Residential R&R Activity Housing Starts (Seasonally Adj. starts in thousands) 2,500 ($ in billions) $180 $160 $140 $120 $100 $80 $60 $40 $20 .I 2,000 I Long-Term . I » Average • .II 1,500 1,000 ,... /. 1 500 0 1970 1973 1976 1979 1982 19851988 1991 1994 1997 2000 2003 2006 2009 2012 2015 '95 '96 '97 '98 '99 '20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 •Homeowner Improvement Activity (Inflation Adjusted) '12 '13 '14 - Actual housing starts --Long-Term Average Source Dodge Data & Analytics and U.S. Census Bureau. 15 -(30%) Below Historical Average -(36%) Below Historical Average Markets Capitalizing Poised for Continued Growth

Entrepreneurial Culture And Experienced Leadership Driving Superior Execution  Senior management averages 25 years in the industry and over 20 years with GMS  VPs of Operations across all seven geographic divisions have 30+ years of industry experience and have worked with GMS for 25+ years on average  Significantly enhanced Yard Support Center team with new leaders in finance, M&A, HR and legal  Significant management equity ownership with 71 employees owning ~26% (~30% including options); personally invested in the success and growth of the Company  Attractive variable compensation structure, consisting of tiered, profit-based structure which incentivizes superior performance  Unique culture combining a results driven environment with a highly entrepreneurial, self starter attitude  Delivering consistent, above market growth  Unwavering focus on operational excellence drives enhanced margin expansion and earnings growth 16 Proven Track Record Entrepreneurial / Ownership Culture Significant Experience In The Industry

Financial Highlights   Proven track record of driving consistent above market growth and share gains Above-Market Growth Ability to deliver superior service and a comprehensive product suite   Well positioned to capitalize on recovery in construction end markets Attractive End Market Dynamics Balanced exposure to residential, commercial and R&R end-markets providing tailwinds across the cycle   Poised to benefit from significant operating leverage Continued margin improvement Ongoing focus on cost management and operational efficiency   Low capex requirements to fund growth Proven history of generating strong free cash flows (1) Attractive Cash Flow Dynamics (1)Free cash flow defined as adjusted EBITDA less capex. 17 Well positioned to drive continued above-market growth

Q1 2017 Highlights    Net sales increased 21.5% to $549.8 million Base business net sales up 9.2% despite one fewer shipping day Wallboard unit volume grew 20.0% to 818 million square feet Above-Market Growth    Net income tripled to $9.2 million Gross margin expanded 140 basis points to 32.5% Adjusted EBITDA grew 34.7% to $45.9 million Continued Margin Improvement  Completed four acquisitions as of September 1, 2016, adding 8 branches across 5 states with combined LTM net sales and EBITDA of $135 million and $15.4 million, respectively Acquisitions closed since February 1, 2015 represented 59% of Q1 2017 net sales growth Accretive Acquisitions     Completed Initial Public Offering in June 2016 Further improved balance sheet and credit metrics Corporate debt upgraded to B2/B+ from B3/B by Moody’s and Standard & Poor's in Q2 2017 Attractive Capital Structure 18

Continued Sales and Margin Expansion in Fiscal Q1 2017 FY 2016 Gross Profit & Margin Gross Profit ($ mm) Net Sales ($ mm) $600 32.5% $549.8 $200 33.0% 32.0% 31.0% 30.0% 29.0% 28.0% 27.0% 26.0% $150 $400 $100 $200 $50 $0 $0 Fiscal Q1 2016 Fiscal Q1 2017 Acquisitions Fiscal Q1 2016 Fiscal Q1 2017 Gross Margin Gross Profit Base Business Adj. EBITDA ($ mm) $50 ($ in millions) Fiscal Q1 YOY Growth Base Business (1) FY16 FY17 $40 Wallboard Volume (MSF) Wallboard Price ($/'000 Sq. Ft.) 681 310 818 307 20.0% (0.7%) 8.8% $ $ $30 (5) Ne t Sa le s $20 Wallboard Ceilings Steel Framing Other Products Total Net Sales $ 210.9 79.0 67.3 95.3 $ 251.3 86.3 84.3 127.9 19.1% 9.3% 25.3% 34.2% 6.8% 3.7% (2) 14.2% (2) 16.0% (2) $10 $0 $ 452.4 $ 549.8 21.5% 9.2% Fiscal Q1 2016 Fiscal Q1 2017 Margin(3): 7.5% 8.4% (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) (3) These amounts have been revised from the corresponding amounts included in our slide presentation furnished with the SEC on September 13, 2016. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix. 19 $45.9 (5) $34.1 Fiscal Q1 2017 Sales By Product Group FY 2016 Adjusted EBITDA (3) $452.4 $82.6 $467.2 $24.7 $427.7 31.1% $178.6 $140.9 Fiscal Q1 2017 Net Sales Sales outpacing construction end market expansion; Branch-level investments to support more activity paying off

Attractive Capital Structure Post IPO  Leverage of 3.4x Net Debt / LTM Adj. EBITDA as of 7/31/16, after use of $157.2 million net proceeds from IPO and $2.8 million cash on hand to pay off $160 million Second Lien Term Loan Continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.9x as of 4/30/15 There remains a significant degree of liquidity in the business, with $9.8 million of cash on hand and an additional $132 million undrawn on the ABL facility as of 7/31/16 In Q2 2017, Moody’s and Standard & Poor’s upgraded GMS corporate debt to B2/B+ from B3/B based on increased construction activity and improved credit metrics    ($ mm) 4/30/14 FYE 4/30/15 FYE 4/30/16 FYE 7/31/16 LTM 6.0x Cash $33 $12 $19 $10 Asset-Based Revolver First Lien Term Loan Second Lien Term Loan Capital Lease and Other - 390 160 2 17 386 160 10 102 382 160 14 157 381 - 15 Total Debt PF Adj. EBITDA (1) Total Debt / PF Adj. EBITDA Net Debt / PF Adj. EBITDA $552 $87 6.3x 6.0x $573 $114 5.0x 4.9x $658 $150 4.4x 4.3x $553 $161 3.4x 3.4x 4/30/14 4/30/15 4/30/16 LTM 7/31/16 (1) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company’s debt agreements, including in connection with the Company’s ability to incur additional indebtedness. PF Adjusted EBITDA for the LTM period ending 7/31/16, fiscal year ended 4/30/16 and fiscal year ended 4/30/15 include PF adjustments of $11.3 million, $12.1 million and $8.1 million, respectively. For a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, see Appendix. 20 4.9x 4.3x 3.4x Net Debt / Adjusted EBITDA Leverage Summary Commentary

Unsaved Document / 2/6/2014 / 22:45 Appendix

Summary Quarterly Financials Note: Fiscal year end April 30. 22 (In millions, except per share data) 1Q16 2Q16 3Q16 4Q16 (Unaudited) Wallboard Volume (MSF) 681 700 646 816 Wallboard Price ($ / '000 Sq. Ft.) $ 310 $ 306 $ 305 $ 305 Wallboard $ 211 $ 214 $ 197 $ 249 Ceilings 79 75 65 78 Steel framing 67 70 66 78 Other products 95 99 92 122 Net sales 452 458 420 527 Cost of sales 312 314 286 353 Gross profit 141 144 134 174 Operating expenses: Selling, general and administrative expenses 110 114 112 133 Depreciation and amortization 16 15 16 17 Total operating expenses 126 130 128 150 Operating income (loss) 15 14 6 24 Other (expense) income: Interest expense (9) (9) (9) (9) Change in fair value of financial instruments - - - (0) Write-off of discount and deferred financing costs - - - - Other income, net 1 0 1 2 Total other (expense), net (9) (9) (9) (7) Income (loss) from continuing operations, before tax 6 5 (3) 17 Income tax expense (benefit) 3 3 (1) 8 Net income (loss) $ 3 $ 3 $ (2) $ 9 Weighted average shares outstanding: Basic 32,677 32,738 32,891 32,893 Diluted 32,831 32,898 32,891 33,155 Net income (loss) per share: Basic $ 0.09 $ 0.09 $ (0.07) $ 0.27 Diluted $ 0.09 $ 0.09 $ (0.07) $ 0.27 FY16 1Q17 818 $ 307 $ 251 86 84 128 550 371 179 135 16 151 28 (8) (0) (5) 1 (12) 15 6 $ 9 38,201 38,602 $ 0.24 $ 0.24 2,843 $ 306 $ 871 297 281 409 1,858 1,265 593 470 64 534 59 (37) (0) - 4 (34) 25 13 $ 13 32,799 33,125 $ 0.38 $ 0.38

Quarterly Net Sales ($ in millions) (Unaudited) Base Business (1) (2) Acquisitions (2) Total Net Sales Business Days (3) Net Sales by Business Day Base Business Branches (4) (5) Acquired Branches (5) Total Branches Note: Fiscal year end April 30. (1) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. (2) FY16 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY17 vs. FY16 comparative period. (3) Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. (4) Includes greenfields, which we consider extensions of “base business.” (5) FY16 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 23 1Q162Q163Q164Q16 FY16 1Q17 $428 $432 $379 $451 25264176 $ 1,642 216 $467 83 $452 $458 $420 $527 64 64 61 65 $ 7.1 $ 7.2 $ 6.9 $ 8.1 149 151 152 153 7 8 26 33 $ 1,858 254 $ 7.3 153 33 $550 63 $ 8.7 153 37 156 159 178 186 186 190

Quarterly Net Income to Adjusted EBITDA Commentary A. Represents non-cash compensation expenses related to stock appreciation rights agreements ( $ in 000s) (Unaudited) B. Net Income (Loss) Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Add: Income Tax Expense Less: Interest Income Add: Interest Expense Add: Depreciation Expense Add: Amortization Expense C. Represents non-cash equity-based compensation expense related to the issuance of stock options EBITDA D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation AEA transaction related costs Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee Effects of fair value adjustments to inventory Interest rate swap / cap mark-to-market Total Add-Backs (A) 451 663 391 763 (B) (C) (D) (E) (F) E. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities F. Represents one-time costs related to the IPO and acquisitions paid to third party advisors (G) (H) (I) G. Represents management fees paid to AEA, which were discontinued after the IPO Adjusted EBITDA H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Contributions from acquisitions - prior years (J) Contributions from acquisitions - current year (J) Pro-forma Adjusted EBITDA I. Mark to market adjustments for certain financial instruments J. Full year (i.e. predecessor) pro forma impact of acquisitions assuming a May 1st purchase 24 1Q152Q153Q154Q15 FY15 1Q162Q163Q164Q16 FY16 1Q17 $ 9,163 6,159 (43) 13,003 6,382 9,413 $ 44,077 (92) 292 673 - 140 654 (198) 188 164 43 $ 1,864 $ 45,941 - 811 $ 46,752 $ (5,548) $ 2,728 $ (11,013) $ 2,136 (1,239) (266) (1,458) (3,663) (305) (244) (238) (223) 9,137 9,226 9,162 8,871 9,284 8,097 7,628 7,199 7,560 7,714 7,885 8,798 $ (11,697) (6,626) (1,010) 36,396 32,208 31,957 $ 3,011 $ 2,825 $ (2,212) $ 8,940 2,855 2,623 (819) 7,925 (230) (208) (247) (243) 9,257 9,260 9,473 9,428 7,273 6,465 6,469 6,460 8,792 8,797 9,540 10,419 $ 12,564 12,584 (928) 37,418 26,667 37,548 $ 18,889 $ 27,255 $ 11,966 $ 23,118 455 452 249 703 1,864 1,586 1,659 1,346 492 345 - - - 163 100 150 - 119 157 1,615 450 77 312 250 562 563 562 563 4,486 - 260 266 - - 2,494 - $ 81,228 2,268 1,859 6,455 837 413 1,891 1,089 2,250 5,012 2,494 $ 30,958 $ 29,762 $ 22,204 $ 42,929 594 692 337 365 554 451 167 (292) 498 863 728 610 - - - - 557 824 52 (1,054) 415 1,340 1,057 939 (25) 305 (205) (720) 562 563 562 563 - - 786 223 - - - 19 $ 125,853 1,988 880 2,699 - 379 3,751 (645) 2,250 1,009 19 $ 8,760 $ 3,968 $ 6,184 $ 5,656 $ 24,568 $ 3,155 $ 5,038 $ 3,484 $653 $ 12,330 $ 27,649 $ 31,223 $ 18,150 $ 28,774 $ 105,796 $ 34,113 $ 34,800 $ 25,688 $ 43,582 $ 138,183 2,636 3,023 1,400 1,005 - - - - 8,064 - 4896.1614,991 2,073 132 - 1,227 856 1,232 12,093 3,315 $ 30,285 $ 34,246 $ 19,550 $ 29,779 $ 113,860 $ 39,009 $ 41,018 $ 28,617 $ 44,946 $ 153,591 GAAP Adjusted EBITDA Reconciliation

Quarterly Cash Flows ($ in millions) (Unaudited) Historical 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 Net income (loss) Non-cash changes Changes in primary working capital components: Trade accounts and notes receivable Inventories Accounts payable Cash provided by (used in) operating activities $3.0 (2.6) $ 2.8 17.2 $ (2.2) 12.2 $8.9 35.4 $ 12.6 62.2 $ 9.2 (5.0) (21.8) 0.4 (2.1) (0.6) 25.8 (0.0) (29.2) (0.4) (27.3) (0.7) (19.4) (17.1) 1.7 2.7 (1.2) (15.6) 15.2 1.1 (18.4) 16.1 20.2 29.8 47.7 (30.6) Purchases of property and equipment Proceeds from sale of assets Purchase of financial instruments Acquisitions of businesses, net of cash acquired Cash (used in) provided by investing activities (1.5) 0.4 - (1.2) 5.7 - (1.3) 0.7 - (3.7) 3.1 - (7.7) 9.8 - (2.6) 0.8 - (23.3) - (0.9) (82.9) (29.9) (113.6) (1.0) 3.6 (83.5) (30.5) (111.4) (25.0) Cash provided by (used in) financing activities 20.3 (23.5) 61.3 12.4 70.5 46.4 Increase (decrease) in cash and cash equivalents Balance, beginning of period Balance, end of period 0.9 (3.8) (2.0) 11.7 6.8 (9.2) 19.1 12.3 13.2 9.4 7.4 12.3 $ 13.2 $ 9.4 $ 7.4 $ 19.1 $ 19.1 $ 9.8 Supplemental cash flow disclosures: Cash paid for income taxes Cash paid for interest $ $ 4.5 7.9 $ $ 9.7 8.6 $ $ 8.0 8.3 $ $ 3.9 9.8 $ $ 26.1 34.6 $ $ 6.5 6.6 25

SG&A Adjustments Table Commentary A. Represents non-cash compensation expenses related to stock appreciation rights agreements (Unaudited) ($ in millions) 1Q16 2Q16 3Q16 4Q16 1Q17 B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests SG&A - Reported Adjustments Stock appreciation rights expense (benefit) Redeemable noncontrolling interests Equity-based compensation Severance and other permitted costs Transaction costs (acquisition and other) Loss (gain) on disposal of assets AEA management fee SG&A - Adjusted $ 110.2 $ 114.4 $ 112.2 $ 133.2 $ 135.1 (A) (B) (C) (D) (E) (0.6) (0.6) (0.5) (0.6) (0.4) 0.0 (0.7) (0.5) (0.9) (0.8) (1.3) (0.3) (0.6) (0.3) (0.2) (0.7) (0.1) (1.1) 0.2 (0.6) (0.4) 0.3 (0.6) (0.1) (0.9) 0.7 (0.6) 0.1 (0.3) (0.7) (0.1) (0.7) 0.2 (0.2) C. Represents non-cash equity-based compensation expense related to the issuance of stock options D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities (F) (0.6) E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May $ 107.1 $ 109.3 $ 109.5 $ 131.6 $ 133.4 F. 26 FY2016 $ 470.0 (2.0) (0.9) (2.7) (1.6) (3.8) 0.6 (2.2) $ 457.6 GAAP SG&A Reconciliation

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